SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549



                               FORM 8-K



                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2000


                          SCANA Corporation
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        (Exact name of registrant as specified in its charter)



        South Carolina            1-8809               57-0784499
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(State or other jurisdiction    (Commission          (IRS Employer
  of incorporation)              File Number)     Identification No.)



1426 Main Street, Columbia, South Carolina                   29201
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000



                                 Not applicable
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     (Former name or former address, if changed since last report.)








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Item 5.  Other Events.


        On August 28, 2000 SCANA Communications Holdings, Inc. (SCHI), a Delaware corporation and a wholly owned, indirect subsidiary of SCANA Corporation, made an important announcement regarding its investment in Powertel, Inc. (Powertel). Under terms of separate definitive agreements, Powertel has agreed to be acquired by either Deutsche Telekom AG (DT) or VoiceStream Wireless Corporation (VoiceStream). Summaries of the transactions and copies of the definitive agreements have been filed in a Form 8-K dated August 26, 2000 by Powertel.

        In connection with these transactions, SCHI entered into stockholder agreements with each of DT and VoiceStream pursuant to which SCHI agreed to vote its Powertel shares in support of these transactions and agreed to certain restrictions on its ability to dispose of its Powertel shares and the shares that it would receive in the transactions. These stockholder agreements are summarized in, and copies of them have been filed as exhibits to, Amendment 4 to a Schedule 13D filed by SCANA Corporation, SCANA Communications, Inc. and SCHI with respect to Powertel on September 22, 2000.

        On August 28, 2000, the Registrant issued the press release attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

            See Exhibit Index.








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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SCANA Corporation
                                               (Registrant)




September 22, 2000                       By: s/Mark R. Cannon
                                             Mark R. Cannon
                                             Controller








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                                EXHIBIT INDEX
 Number

    1.   Underwriting Agreement
         Not Applicable

    4.   Instruments Defining the Rights of Security
         Holders, Including Indentures
         Not Applicable

   16.   Letter Re Change in Certifying Accountant
         Not Applicable

   17.   Letter Re Director Resignation
         Not Applicable

   20.   Other Documents or Statements to Security Holders
         Not Applicable

   23.   Consents of Experts and Counsel
         Not Applicable

   24.   Power of Attorney
         Not Applicable

   27.   Financial Data Schedule
         ot Applicable

   99.1. Registrant's press release dated August 28, 2000.

   99.2. DT Stockholder Agreement (incorporated by reference to Exhibit B to Amendment 4 to Schedule 13D of SCANA Corporation, SCANA Communications, Inc. and SCANA Communications Holdings, Inc. filed with respect to Powertel, Inc. on September 22, 2000).

   99.3. VoiceStream Stockholders Agreement (incorporated by reference to Exhibit C to Amendment 4 to Schedule 13D of SCANA Corporation, SCANA Communications, Inc. and SCANA Communications Holdings, Inc. filed with respect to Powertel, Inc. on September 22, 2000).






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